Exhibit 99a

GATX Corporation October 2003

NYSE: GMT

Overview Specialized finance and leasing company with leadership positions in core markets Quality pool of long-lived assets Significant cash flow generation and substantial liquidity position Generating significant savings from cost reduction initiatives Positioned to leverage upside as markets continue to improve

Asset Mix Rail Air Information Technology Specialty Venture Other 47 28 8 11 3 3 Largest lessor of tank cars in North America; 105 year history One of the largest commercial aircraft operating lessors worldwide; 35 year history One of the largest independent IT lessors; 20 year history $7.3 billion NBV Owned Assets (On and Off-Balance Sheet) as of 9/30/03 * * * Announced exit or curtailment of activities in these businesses

Encouraging market indicators Fleet utilization improving but lease rate pressure continues Ordered 7,500 new cars under five-year program Expanding European presence Rail Air High fleet utilization Limited exposure to bankrupt U.S. air carriers Pricing pressure and volatility continue Technology Other Focused on generating volume growth and portfolio acquisitions Exiting Venture and curtailing investment in Specialty Business Update

Rail North America's largest tank car lessor, leading locomotive lessor Own or have interest in 166,000 railcars worldwide Expanding international presence with over 35,000 cars Leading service provider to shippers in chemical, petroleum, and food industries Over 1,000 customers Strong credit profile Service-intensive business Repair, maintenance, tracking, training, engineering support North American utilization at 93% (up from 91% at 12/02) Rail 47% Rail Air Technology Specialty Venture by NBV 47 28 8 11 3

Tankcars Covered Hoppers Boxcars/Gondolas Other 9/30/2002 59 24 7 10 Rail GATX Railcar Fleet Union Tank Car GATX GE Rail Other 12/1/1999 34 35 18 13 U.S. Tankcar Market Share Lease Market Other 13% GE Railcar 18% North American Owned Fleet 107,000 Railcars as of 12/31/02 Umler estimate as of 12/31/02 GATX 35% Union Tank Car 34%

Rail 1994 1995 1996 1997 1998 1999 2000 2001 2002 YTD 1107 Tank Car Backlog 1583 1622 1565 1622 1602 1543 1521 1444 1479 1119 1998 1999 2000 2001 2002 2003 63453 55680 30825 19991 6443 24055 63120 43456 28176 14452 9281 33383 69858 36811 26218 11888 14491 31858 Tank Car Backlog 66390 33142 22648 8089 18402 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 '02 '03 Chemical Shipments Chemical shippers account for 35% of revenues at GATX Rail Chemical carloadings increased 2.4% in 2002 and 1% through Q3 '03 Railcar Manufacturing New car orders strengthened 43% in 2002; 2/3 of orders placed in last half of year Industry expects cycle bottomed GATX-specific Developments Utilization up YTD '03 Pricing pressure continues but renewal rate experience improving

Air * Full air portfolio overview presentation in appendix One of the largest commercial aircraft operating lessors/managers worldwide Portfolio well suited for current market conditions Focus on narrowbody aircraft Weighted average age of aircraft portfolio is 5 years Utilization over 98% Geographically diverse customer base Limited new order book All new deliveries placed in 2003 3 new deliveries in 2004; 2 under contract Lease restructuring and pricing pressure will continue Rail Air Technology Specialty Venture by NBV 47 28 8 11 3 Air 28%

Surplus Aircraft = world fleet versus world requirements based on traffic forecasts and capacity Industry Update and Forecast The present oversupply forecast to continue through 2003, declining through 2005. Source: The Airline Monitor # of Surplus Aircraft Surplus as % of World Fleet Number of Surplus Aircraft Surplus as % of World Fleet

Source: International Civil Aviation Organization Revenue Passenger Miles (RPM's) Billions 2003E Air Focus Near-term Outlook GATX portfolio is well positioned with experienced management team Maintain high utilization Address remarketing calendar Long-term Outlook History indicates gradual recovery Selective opportunities Expand managed assets Expand asset advisory role 1970 1975 1980 1985 1990 1995 2000 2001 2002 2003E East 303 330 372 417 421 441 478 519 586 639 647 680 702 734 794 858 908 1007 1083 1127 1159 1121 1266 1297 1407 1563 1689 1767 1814 1911 2058 2002 2005 2064

Technology One of the largest independent Information Technology equipment lessors with 20 plus years of experience Focused on financeable credits with high volume IT needs Portfolio characterized by diversification across customers and equipment types Service-intensive business combining IT equipment leasing with life cycle management and other services Rail Air Information Technology Specialty Venture by NBV 47 28 8 11 3 Information Technology 8%

Data Processing Business Services Banking/Finance Wholesale/Retail Manufacturing Other TECH 24 14 20 13 13 16 PC/Client Server Mid-Range Communications Other Mainframe TECH 29 29 9 30 3 GATX Equipment Portfolio A broad range of IT equipment Leading Manufacturers such as: IBM HP Dell Portfolio Mix as of 9/30/03 GATX Customer Profile Approximately 850 customers Majors include: ConAgra Foods Southern Company Lowe's Company Top 50 Customers by Industry Sun STK EMC

Technology Near-term Outlook Discretionary technology spending down Focus on volume generation Pursue portfolio acquisitions aggressively Improve operating efficiency Strengthen customer service and relations Long-term Outlook IT solutions drive productivity and profit Economic recovery expected to lead to renewed IT spending cycle Sizeable market opportunity

Financial Highlights Expect income in range of $1.30 per share for 2003 Continued strong cash flow and liquidity despite challenging economic conditions Sound financial ratios Portfolio quality stabilized

Financial Highlights 2000 2001 2002 YTD 887 Investment Volume 1897 1791 1272 613 2000 2001 2002 '02 '03 Net cash provided by continuing operations 402 362 440 273 343 Portfolio proceeds 627 1026 883 673 563 Investment Volume Cash Flow from Operations and Portfolio Proceeds* (Full cash flow statement in appendix) '02 '03 In Millions In Millions YTD 1,029 1,389 1,323 946 906 * Non-GAAP financial measure

(millions) 2003YTD 2002 2001 2000 Revenues $ 979 $1,274 $1,488 $1,311 Short-term Debt (net of unrestricted cash) (120) (204) 66 367 Recourse Debt * 4,190 4,493 3,956 4,151 Nonrecourse Debt * 783 948 1,043 815 Capital Lease Obligations 124 144 163 64 Total Debt 4,977 5,381 5,228 5,497 Total Recourse Debt * 4,194 4,433 4,185 4,582 Shareholders' Equity 819 802 882 790 Allowance for Possible Losses 68 82 94 75 Shareholder's Equity and Allowance for Losses 887 884 976 865 Recourse Leverage * 4.7x 5.0x 4.3x 5.3x * Includes on- and off-balance sheet debt. Financial Summary

Credit Statistics 2000 2001 2002 2003YTD Allowance for losses as a % of reservable assets 0.063 0.061 0.066 0.071 Non-performing investments as a % of Financial Services investments 0.03 0.033 0.033 0.055 Net charge-offs and asset impairments as a % of average total investments 0.007 0.027 0.013 0.004

Summary Leverage leadership positions and capitalize on growth opportunities Enhance and expand franchise platforms Maintain focus on sound balance sheet management Continue to enhance operating efficiency Position company to optimize performance during recovery

Appendix

NYSE: GMT Air Update October, 2003

Business: Owned and Managed Owned Aircraft (168) Owned aircraft are a mix of type/class Majority of aircraft held in partnerships High utilization 48 aircraft are 100% owned by GATX 34 aircraft are owned in Pembroke Group Managed Aircraft (84) Management Role: Administer Portfolio Cash Management Accounting & Tax Reporting & Regulatory Filing Management Reporting Monitor Portfolio Monitor Lessee Credit Insurance Regulatory Remarketing

A320 Family B737 Family B757 MD-80/DC-9 B717 Regionals Other East 52 33 8 2 2 1 2 NBV of Owned Aircraft as of 9/30/03 Aircraft Investment by Aircraft Type All chart data net of non-recourse debt Aircraft exposure is primarily in modern narrowbody fleet 100% Stage III compliant Average Age = 8 years Weighted Average Age = 5 years

Age Distribution (Existing Owned Aircraft) Excludes Pembroke Group as of 9/30/03 Less than 2-5 6-10 11-15 16-20 >20 2 Years Years Years Years Years Years Total Number of Aircraft 19 37 16 33 26 3 134 Net Book Value ($ millions) 772.8 $ 569.8 $ 171.1 $ 276.9 $ 91.9 $ 15.7 $ 1,898.2 $ as % of Total NBV 39.5% 29.1% 8.7% 14.1% 4.7% 0.8%

Source: Airclaims CASE Database & GATX GATX's Aircraft Investments vs. Aircraft Stored Worldwide as of 9/30/03

Regional Exposure NBV of Aircraft on Lease as of 9/30/03 Aircraft by Region Europe South America North America Asia Middle East Africa East 49 17 10 9 14 1 Geographically diverse Diversified among air carriers (both scheduled and charter) Leases to 61 airlines worldwide as of 9/30/03 Top Five U.S. Aircraft Customers Airline NBV (millions) as % of Total NBV Number of Aircraft Earliest Schedule Renewal Date Southwest 52.28 2.7% 5 2004 ATA 36.98 1.9% 1 2008 American 22.74 1.5% 6 2011 Express.Net 13.56 0.7% 1 2004 Continental 12.75 0.7% 14 2005 Others 53.90 2.8% 16 Total 192.21 $ 10.0% 43

NBV of Owned Aircraft as of 9/30/03 Excludes Pembroke Group Utilization Aircraft on Ground (AOG) - LOI 1 x A320-200 Aircraft on Ground (AOG) - Available 1 x A310-300 1 x A321-200 1 x MD-83 LOI: Aircraft under letter of intent with customer, scheduled for delivery AOG - LOI AOG - Available On Lease 0.34 0.86 98.79 AOG - Available 0.86% On Lease 98.79% AOG - LOI 0.34%

Excludes Pembroke Group Remaining Renewal Schedule * LOI Signed for 2 x 737-800. GATX began 2003 with 8 aircraft on the '03 renewal calendar Aircraft Type 2003 2004 2005 2006 737-200 2 737-300 3 2 737-800 4* 3 3 747-300 1 757-200 2 A300-B4-200F 1 A319-100 1 A320-200 8 4 15 A321-100 3 A321-200 1 1 ERJ-145LR 1 MD-82 1 Dash-8 1 Number A/C 2 16 19 22 NBV (millions) $2.6 209.9 206.5 319.0 Renewal Schedule - Number of Aircraft 2

Order Book GATX and Airbus have agreed that two previously scheduled A320 2004 order positions will now deliver in 2006. The schedule change does not result in any increase or decrease in the number of aircraft on order. 2003 2004 2005 2006 Total Airbus A320 Family 5 3 0 2 10 Lease/Delivered 5 1 0 0 6 LOI / In Documentation 0 1 0 0 1 Available 0 1 0 2 3 Boeing 737 Family 1 0 0 0 1 Lease/Delivered 1 0 0 0 1 LOI / In Documentation 0 0 0 0 0 Available 0 0 0 0 0

NYSE: GMT For further information on GATX Corporation: Robert C. Lyons Rhonda S. Johnson Vice President, Investor Relations Director Phone: 312-621-6633 415-955-3211 or 312-621-6262 Fax: 312-621-6648 415-955-3449 or 312-621-6645 E-Mail: rclyons@gatx.com rjohnson@gatx.com